UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2004

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	0-18001	33-0864902
(State or other jurisdiction of incorporation or organization	(Commission file number)	(I.R.S. Employer Identification No.)

4490 Von Karman Avenue Newport Beach, California	92660 (Zip Code)
(Address of principal executive offices)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Exhibits

(c)  Exhibits

The following exhibits are not filed but furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

Exhibit No.	Description

99.1	Press Release issued on May 10, 2004 reporting financial results for the fiscal quarter ended March 31, 2004.

99.2	Transcript of conference call and webcast held on May 12, 2004 regarding the financial results for the fiscal quarter ended March 31, 2004, and related presentation slides.

Item 12.    Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of William Lyon Homes under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On May 10, 2004, William Lyon Homes issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

On May 12, 2004, William Lyon Homes held a conference call and webcast regarding its financial results for the fiscal quarter ended March 31, 2004. A transcript of the conference call and webcast and related presentation slides are furnished as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2004

WILLIAM LYON HOMES

By:	/s/ MICHAEL D. GRUBBS
Name: Its:	Michael D. Grubbs Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on May 10, 2004 reporting financial results for the fiscal quarter ended March 31, 2004.

99.2	Transcript of conference call and webcast held on May 12, 2004 regarding the financial results for the fiscal quarter ended March 31, 2004, and related presentation slides.